COLUMBUS McKINNON CORPORATION
DEFERRED COMPENSATION PLAN

Amendment Two of 2013 Plan Restatement

WHEREAS, Columbus McKinnon Corporation (the "Company") adopted the Columbus McKinnon Corporation Deferred Compensation Plan (the "Plan") effective January 1, 2008, and

WHEREAS, the Company amended and restated the Plan effective January 1, 2013 by execution of a restated adoption agreement on December 21, 2012 (the "2013 Restatement") to reflect amendments of the Columbus McKinnon Corporation Monthly Benefit Retirement Plan (the "MRB Plan") and the Columbus McKinnon Corporation Thrift 401(k) Plan (the "Thrift Plan") that were effective January 1, 2013, and

WHEREAS, the Company amended the 2013 Restatement of the Plan effective January 1, 2018 to reflect amendment of the MRB Plan and Thrift Plan effective that date, and

WHEREAS, the Company desires to amend the 2013 Restatement of the Plan further to reflect amendments of the Thrift Plan that are effective January 1, 2018.

NOW THEREFORE, the 2013 Restatement of the Plan is hereby amended as follows:

1. Section 7.01 of the Adoption Agreement, entitled "Vesting," is amended effective January 1, 2018 by changing Section 7.01(a) to provide as follows:

"(a) Matching Contributions

The Participant's vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

☒	*Years of Service*	*Vesting%*
	0	*100 (insert "100" if there is immediate vesting)"*

2. Section 7.01 of the Adoption Agreement, entitled "Vesting," is amended effective January 1, 2018 by changing Section 7.01(b) to provide as follows:

"(b) Other Employer Contributions

The Participant's vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

☒	*Years of Service*	*Vesting%*
	0	*0*
	1	*0*
	2	*100*

provided, however, that such Employer contributions credited to his Account before January 1, 2018 shall be 20% vested after one Year of Service."

IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 23 th day of August, 2018.

COLUMBUS McKINNON CORPORATION

By [signature]

Title VP Corp. Development, General Counsel & CHRO

Doc #01.3143466